Exhibit 99.1

0 Investor Presentation September 2019

DISCLAIMER Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward - looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, and any such forward - looking statements are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Actual resul ts may prove to be materially different from the results expressed or implied by the forward - looking statements. Factors that could cause our actual results to differ materially from those described in the forward - looking statements can be found in our SEC filings, including, but not limited to, our annual report on Form 10 - K for the year ended December 31, 2018, which is available on our website (www.fhb.com) and the SEC’s website (www.sec.gov). Any forward - looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward - looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law. Use of Non - GAAP Financial Measures The information provided herein includes certain non - GAAP financial measures. We believe that these core measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Although these non - GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The reconciliation of such measures to the comparable GAAP figures are included in the appendix of this presentation. Other References to “we,” “us,” “our,” “FHI,” “FHB,” “Company,” and “First Hawaiian” refer to First Hawaiian, Inc. and its consolidated subsidiaries. 1

Q2 2019 HIGHLIGHTS (1) Core measurements are non - GAAP financial measurements. Core excludes certain gains, expenses and one - time items. See non - GAAP reconciliations of core net income, core diluted EPS, and core efficiency ratio to the comparable GAAP measurements in the appendix of this slide presentation. (2) ROATA and ROATCE are non - GAAP financial measures. A reconciliation of average tangible assets and average tangible stockholders ’ equity to the comparable GAAP measurements is provided in the appendix of this slide presentation. (3) Declared on July 24, 2019. Payable Sept 6, 2019 to shareholders of record at close of business on Aug 26, 2019. 2 • Excellent credit quality • NIM increased 2 bps versus prior quarter • Disciplined expense management, efficiency ratio in line with guidance • Strong profitability metrics • Repurchased 1.5 million shares, returning $40 million in capital to shareholders » Strong earnings » Excellent credit quality Reported Core 1 Net income ($mm) $72.4 $72.6 Earnings per diluted share $0.54 $0.54 Net interest margin 3.25% 3.25% Efficiency Ratio 48.0% 47.9% ROA / ROATA 2 1.42% / 1.50% 1.43% / 1.50% ROE / ROATCE 2 11.13% / 17.99% 11.16% / 18.03 % Tier 1 Leverage Ratio CET 1 Capital Ratio Total Capital ratio 8.75% 11.84% 12.81% Dividend 3 $0.26 / share » NIM growth » Continued expense management

INVESTMENT HIGHLIGHTS 3 Best - in - class Financial Performance Leading Position In Attractive Market High Quality Balance Sheet Proven Through The Cycle Performance Well - Capitalized With Healthy Dividend $150 mm 2019 Stock Repurchase Program 1 2 3 4 5 6

BEST-IN-CLASS FRANCHISE

First Hawaiian, Inc.

Branch Presence


59
branches
Kauai
Niihau
Oahu
Honolulu
Molokai
Maui
Lanai
Kahoolawe
Hawaii
Island
Saipan
Guam

Financial Overview – 2Q 2019 YTD ($ billions)

Market Cap	*$ 3.4*	*Loans*	*$ 13.3*
Assets	*$ 20.5*	*Deposits*	*$ 16.8*

ROATCE(2), (4)


18.5%
16.1%
FHB
Top
Quartile(1)

ROATA(2), (4)


1.5%
1.6%
FHB
Top
Quartile(1)

Efficiency Ratio(2), (3)


47.6%
51.5%
FHB
Top
Quartile(1)

NIM Δ Since 4Q 2015


54 bps
40 bps
FHB
Top
Quartile(1)

NALs / Loans


0.03%
0.33%
FHB
Top
Quartile(1)

Dividend Yield (5)


4.0%
3.6%
FHB
Top
Quartile(1)

Company Highlights

- ✓ Oldest and largest Hawaii-based bank
- ✓ Full service community bank with complete suite of products & services
- ✓ #1 deposit market share in Hawaii since 2004
- ✓ Largest Hawaii-based lender
- ✓ $14.3 bn assets under administration as of 2Q19
- ✓ Proven through the cycle and outstanding operating performance

Source: Public filings and SNL Financial as of 26-Aug-2019
Note: Financial data as of 30-Jun-2019. Market data as of 30-Aug-2019. NIM change based on change from 4Q15 – 2Q19.
(1) Top quartile is based on public banks $10–$50bn in assets constituted as of 31-Dec-2018; excludes merger targets.
(2) FHB ratios shown as core. Core operating measures exclude certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliation of core net income, core net interest income, core noninterest income and core noninterest expense in the appendix.
(3) Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendix.
(4) ROATA (return on average tangible assets) and ROATCE (return on average tangible common equity) are non-GAAP financial measures. A reconciliation to the comparable FHB GAAP measures is provided in the appendix.
(5) Dividend yield based on dividend paid in 2Q 2019 and closing market price as of 30-Aug-2019.

4

$16.8 $17.8 $17.7 $18.1 $18.5 $18.9 2017A 2018A 2019E 2020E 2021E 2022E Government 20% Real Estate 20% Residential RE 23% Other 15% Transportation & Warehousing 5% Entertainment 10% Professiona l 9 % Construction 6% Retail Trade 7 % Healthcare & Education 8% 6.0% 4.9% 4.4% 3.6% 3.0% 2.6% 2.4% 2012A 2013A 2014A 2015A 2016A 2017A 2018A 100 105 112 117 124 2014A 2015A 2016A 2017A 2018A HAWAII IS AN ATTRACTIVE MARKET WITH STRONG ECONOMIC FUNDAMENTALS 5 Real GDP ($ billion) Population (000s) Source: Hawaii Department of Business, Economic Development & Tourism, Bureau of Labor Statistics, Bureau of Economic Analysi s, Federal Housing Finance Agency, and SNL Financial as of 26 - Aug - 2019 Note: Real GDP adjusts nominal GDP to 2012 dollars. Unemployment and housing index are shown as seasonally adjusted. (1) Based on $17.8bn of 2018 visitor spending according to Hawaii Department of Business, Economic Development and Tourism. The Hawaii economy has remained steady through economic cycles and maintains a favorable outlook GDP by Industry (2018) $80.0 $80.8 $81.7 $82.7 $83.7 $84.8 2017A 2018A 2019E 2020E 2021E 2022E Unemployment 1,424 1,420 1,422 1,426 1,431 1,437 2017A 2018A 2019E 2020E 2021E 2022E Housing Price Index (Year End) Visitor Expenditures ($ billion) ’19 - ’24 Projected HHI Change: 11.73% Visitor Arrivals (mm) 9.4 10.0 10.3 10.5 10.7 10.8 Tourism accounts for ~19% of Hawaii GDP (1) July 2019: 2.8%

THE CLEAR LEADER IN HAWAII

First Hawaiian, Inc.

The banking market in Hawaii is dominated by local banks with the top 6 banks accounting for ~97% of deposits; First Hawaiian is the clear leader among its Hawaii banking peers

	First Hawaiian, Inc.	Bank of Hawaii	American Savings Bank	Central Pacific Bank	Territorial Savings Bank	Hawaii National Bank
Branches	59	68	49	35	29	13
FTEs	2,123	2,152	1,124	813	278	167
Assets ($bn)	20.5	17.7	7.2	5.9	2.1	0.6
Loans ($bn)	13.3	10.8	5.0	4.2	1.6	0.5
Deposits ($bn)	16.8	15.5	6.3	5.0	1.7	0.6
2Q 2019 YTD ROATCE	18.5%(1),(2)	18.9%	13.5%	11.9%	10.9%	6.8%
2Q 2019 YTD ROATA	1.50%(1),(2)	1.35%	1.09%	1.02%	1.16%	0.67%



Loan Portfolio
Commercial
Commercial RE
Residential RE
HELOC
Consumer & Other
13% 25% 7% 27% 28%
12% 13% 16% 24% 35%
6% 11% 16% 18% 49%
12% 14% 11% 27% 36%
1% 2% 97%
1% 7% 29% 25% 38%
Deposit Portfolio
Transaction Accounts
Savings / MMDA
Time Deposits
18% 34% 48%
12% 49% 39%
7% 13% 80%
21% 12% 67%
27% 18% 55%
5% 12% 83%

Hawaii Deposits[3]	First Hawaiian, Inc.	Bank of Hawaii	American Savings Bank	Central Pacific Bank	Territorial Savings Bank	Hawaii National Bank
Rank	#1	#2	# 3	# 4	# 5	# 6
Share	35.8%	31.1%	13.8%	11.1%	3.7%	1.3%

Sources: SNL Financial, FDIC, SEC and company filings. Company filings used for peers where available, otherwise regulatory data used.

Note: Balance sheet and income statement data as of 30-Jun-2019. Loan and deposit portfolio mix based on company filings or regulatory filings as of 26-Aug-2019. Branches as of 26-Aug-2019.

(1) ROATCE (return on average tangible common equity) and ROATA (return on average tangible assets) are non-GAAP financial measures. Reconciliations to the comparable FHB GAAP measures are provided in the appendix.

(2) FHB ROATCE and ROATA shown as core. Core excludes certain expenses, gains and one-time items. See reconciliation of core net income to the comparable FHB GAAP measure in the appendix.

(3) Deposit market share based on FDIC data as of 30-Jun-2018.

6

$ 131 $ 133 $ 135 $ 140 $ 141 $ 141 $ 144 $ 145 $ 146 3.22% 3.23% 3.29% 3.47% 3.58% 3.61% 3.77% 3.85% 3.88% 0.21% 0.28% 0.31% 0.35% 0.40% 0.47% 0.48% 0.56% 0.57% 3.02% 2.96% 2.99% 3.13% 3.18% 3.11% 3.23% 3.23% 3.25% – % 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Net Int Inc. Earning Asset Yield Cost of Deposits NIM STRATEGIC BALANCE SHEET MANAGEMENT AND RATIONAL DEPOSIT MARKET BENEFIT NIM 7 NIM Increased 2 bp in 2Q19 Proactive Balance Sheet Management, Favorable Deposit Market (1) Deposit beta is defined as the change in deposit costs as a percentage of the change in Fed Funds over a particular perio d. Deposit cost uses starting point (4Q17) to (4Q18), versus a 100 bp increase in the Fed Funds rate from 31 - Dec - 2017 to 31 - Dec - 2018. ▪ Active management of total funding portfolio ▪ Investment portfolio restructured in Jan 2019 ▪ Sold $400mm of libor - indexed SNC loans in 3Q 2019 at a weighted average price of 99.7% ▪ Proceeds to reduce non - core funding, including public time deposits, and support $50mm increase in 2019 stock repurchase authorization ▪ SNC loans sold were non - relationship loans and included leveraged loans and substantially all term loan B exposure in the portfolio ▪ Excellent credit quality of the loans sold reaffirmed by strong sale pricing ▪ Hawaii banks experience more favorable deposit behavior than national banks across all rate cycles (see slide 17)

Source: Public filings and SNL Financial as of 26 - Aug - 2019 Note: Financial data as of 30 - Jun - 2019. $10 – $50bn banks constituted as of 31 - Dec - 2018; excludes merger targets. (1) FHB ratios shown as core. Core excludes certain gains, expenses and one - time items. See annual and quarterly non - GAAP reconcilia tions of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. (2) ROATCE (return on average tangible common equity) is a non - GAAP financial measure. A reconciliation to the comparable FHB GAAP measure is provided in the appendix. 12.0% 18.5% 8.8% 14.8% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% '11 '12 '13 '14 '15 '16 '17 '18 2Q19 46.7% 50.2% 47.6% 61.7% 63.9% 55.3% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% '11 '12 '13 '14 '15 '16 '17 '18 2Q19 STRONG PERFORMANCE THROUGH THE CYCLE 8 Through the Cycle Credit Performer Strong Expense Mgmt. Culture (1) Consistent Record of Profitability (1) Consistent Deposit Growth ($ bn ) Steady, Balanced Loan Growth ($ bn ) $9.1 $16.8 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 2Q19 $6.5 $13.3 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 2Q19 NPAs + 90s / Loans + OREO Efficiency Ratio ROATCE (2) 2Q19 Cost of Deposits: 0.57% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 0.16% 0.63% 0.07% 0.41% 3.18% 0.55% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 2Q19 YTD YTD

1.39% 1.30% 1.31% 1.22% 1.10% 1.18% 1.22% 1.49% 1.50% 0.87% 1.02% 1.06% 1.07% 1.04% 1.07% 1.05% 1.37% 1.36% 0.75% 1.00% 1.25% 1.50% 1.75% 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 CONSISTENT TRACK RECORD OF STRONG PROFITABILITY 9 Source: Public filings and SNL Financial, as of 26 - Aug - 2019 Note: Financial data as of 30 - Jun - 2019. $10 – $50bn banks constituted as of 31 - Dec - 2018; excludes merger targets. (1) FHB measures shown as core. Core excludes certain gains, expenses and one - time items. See annual and quarterly non - GAAP reconcil iations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. (2) ROATA (return on average tangible assets) and ROATCE (return on average tangible common equity) are non - GAAP financial measures. A reconciliation to the comparable FHB GAAP measures is provided in the appendix. 12.0% 11.8% 12.3% 11.8% 11.3% 13.8% 14.9% 19.6% 18.5% 8.8% 10.9% 11.7% 11.4% 11.5% 11.6% 11.3% 15.0% 14.8% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 Year Ended December 31 Consistent Core Earnings ($mm) (1) ROATA (1),(2) Stable Earnings Drivers ROATCE (1),(2) Year Ended December 31 Consistent Earnings Peer Leading Profitability First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets $ 198 $ 197 $ 205 $ 202 $ 196 $ 217 $ 230 $ 287 $ 138 $ 145 2011 2012 2013 2014 2015 2016 2017 2018 2Q18 2Q19 Year Ended December 31 ▪ Leading loan and deposit position in attractive market ▪ Demonstrated history of disciplined expense management ▪ Consistent underwriting standards with proven performance through the credit cycle ▪ Stable local economy YTD YTD YTD

STRONG DIVIDEND PAYOUT RATIO, INCREASED 2019 STOCK REPURCHASE PROGRAM TO $150MM[1]

First Hawaiian, Inc.

Robust Capital Position



Tier 2
NCT 1
CET 1
12.8%
1.0 %
11.8 %
13.8%
1.5 %
11.8 %
FHI 2Q19
Public U.S. Banks with $10-$50bn of Assets

	FHI 2Q19	Public U.S. Banks with $10-$50bn of Assets
Tier 1 Leverage	8.8%	10.0%

Attractive Dividend Yield[1][2]



4.0%
2.7%
First Hawaiian, Inc.
Public U.S. Banks with $10-$50bn of Assets

	First Hawaiian, Inc.	Public U.S. Banks with $10-$50bn of Assets
Dividend Payout Ratio [3]	46.1%	31.6%

Stock Repurchase Program

- On March 1, 2019, announced stock repurchase program for up to $100mm of common stock during 2019
- Repurchased 1.5mm shares at a cost of $40mm in the second quarter of 2019
- On August 9, 2019, announced a $50mm increase in the 2019 stock repurchase authorization to up to $150mm

Source: Public filings and SNL Financial as of 26-Aug-2019
Note: Financial data as of 30-Jun-2019. $10–$50bn banks constituted as of 31-Dec-2018, excludes merger targets. Percentages may not total due to rounding.
(1) Dividends and share repurchases are subject to approval of FHI's board of directors, future capital needs and regulatory approvals.
(2) Dividend yield (MRQ) based on 2Q 2019 paid dividend and market data as of 30-Aug-2019.
(3) Dividend payout ratios based on dividends paid and EPS during last four quarters. FHB dividend payout ratio based on core EPS.

10

11 Appendix

FULL SUITE OF PRODUCTS AND SERVICES

First Hawaiian, Inc.

First Hawaiian is a full service community bank focused on building relationships with our customers

Commercial Lending

- Largest commercial lender in Hawaii
- 58 commercial bankers[2]
- Relationship-based lending
- Primary focus on Hawaii, additional focus on California
- C&I, leases, auto dealer flooring, CRE, and C&D
- Strong relationships with proven local real estate developers

Consumer Lending

- Services provided to individuals and small to mid-sized businesses
- Full service branches, online and mobile channels
- Exclusively in-footprint focus
- First mortgages, home equity, indirect auto financing, and other consumer loans

Deposits

- #1 deposit market share in Hawaii (35.8%)[1]
- Retail deposit products offered through branch, online, mobile, and direct channels
- Commercial deposits, treasury and cash management products
- Hawaii state and municipal relationships

First Hawaiian, Inc.

Credit Cards

- Leading credit card issuer among Hawaii banks
- Approximately 173,000 accounts with more than $2.2bn annual spend[2]
- Consumer, small businesses, and commercial cards
- Issuer of both Visa and MasterCard

Wealth Management

- $14.3 bn of AUA[3] and 40 financial advisors[3]
- Personal services include financial planning, insurance, trust, estate, and private banking
- Institutional services include investment management, retirement plan administration, and custody
- Mutual funds provided by Bishop Street Capital Management

Merchant Processing

- Largest merchant processor in Hawaii
- Spans Hawaii, Guam and Saipan
- Over 6,000 terminals processed ~49.4mm transactions in 2018
- Relationships with all major U.S. card companies and select foreign cards

(1) Source: FDIC as of 30-Jun-2018.
(2) As of 31-Dec-2018.
(3) As of 30-Jun-2019.

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Demand 34% Money Market 18% Savings 26% Time 12% $8.9 $9.1 $9.4 $10.2 $10.5 $12.2 $12.9 $13.6 $14.7 $16.1 $16.8 $17.6 $17.2 $16.8 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 2Q19 SOLID, LOW - COST CORE DEPOSIT BASE Strong brand, deep ties to the community and a leading market share position have driven an attractive, low - cost deposit base 13 Deposits: $16.8bn 2Q19 Deposit Cost: 0.57% Year Ended December 31 Deposit Portfolio Composition Consistent Deposit Growth ($bn) Best - in - Class Cost of Deposits 0.87% 1.92% 0.56% 1.70% 2.98% 0.83% – % 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 2Q19 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Year Ended December 31 Source: Public filings and SNL Financial, as of 26 - Aug - 2019 Note: Financial data as of 30 - Jun - 2019. $10 – $50bn banks constituted as of 31 - Dec - 2018; excludes merger targets. ~10% of Total Deposits are Public Deposits Public Savings 4% $962 mm reduction in Public Time Deposits in 2018 Public Time 6% YTD

$6.4 $6.5 $7.9 $8.0 $8.3 $8.3 $9.0 $9.5 $10.0 $10.7 $11.5 $12.3 $13.1 $13.3 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 2Q19 STEADY ORGANIC GROWTH AND BALANCED LOAN PORTFOLIO Steady through the cycle organic loan growth and balanced loan portfolio with attractive forward growth opportunities 14 Well positioned to serve clients during the financial crisis Commercial 25% Consumer 13% Residential RE 27% Commercial RE 28% HELOC 7% Loans: $13.3bn 2Q19 Loan Yield: 4.46% Loans / Deposits 71% 72% 84% 78% 79% 69% 70% 70% 68% 67% 69% 70% 76% 79% Year Ended December 31, Balanced Loan Portfolio Steady Loan Growth ($bn) Growth in All Categories (12/31/13 – 6/30/19 CAGR) 6.2% 1.9% 8.7% 7.3% 8.0 % Total Commercial Commercial RE Residential RE & HELOC Consumer Note: Financial data as of 30 - Jun - 2019

0.21% 0.73% 0.20% 0.13% 1.18% 0.12% 0.00% 0.50% 1.00% 1.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 2Q19 PROVEN, CONSISTENT, AND CONSERVATIVE CREDIT RISK MANAGEMENT Strong through the cycle credit performance driven by conservative approach to credit risk management 15 Year Ended December 31 0.16% 0.63% 0.07% 0.41% 3.18% 0.55% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 2Q19 As of December 31 1.43% 1.04% 1.16% 2.11% 0.80% 0.50% 1.00% 1.50% 2.00% 2.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 2Q19 71.4x 35.6x 3.2x 1.7x '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 2Q19 As of December 31 As of December 31 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Source: Public filings and SNL Financial, available as of 26 - Aug - 2019 Note: Financial data as of 30 - Jun - 19. $10 – $50bn banks constituted as of 31 - Dec - 2018; excludes merger targets. NCOs / Average Loans NPAs + 90s / Loans + OREO Reserves / Loans Reserves / Non - Accrual Loans 75.0x 30.0x 20.0x 10.0x 40.0x YTD

46.7% 46.8% 46.4% 47.9% 50.2% 47.9% 47.0% 46.6% 47.6% 61.7% 63.0% 63.9% 62.8% 61.4% 60.0% 58.3% 56.4% 55.3% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 2.04% 1.87% 1.78% 1.74% 1.74% 1.71% 1.72% 1.77% 1.83% 2.98% 2.99% 2.93% 2.78% 2.72% 2.60% 2.52% 2.45% 2.36% 1.50% 2.00% 2.50% 3.00% 3.50% 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 DEMONSTRATED HISTORY OF DISCIPLINED EXPENSE MANAGEMENT 16 Source: Public filings and SNL Financial, as of 26 - Aug - 2019 Note: Financial data as of 30 - Jun - 2019. $10 – $50bn banks constituted as of 31 - Dec - 2018; excludes merger targets. (1) FHB measures shown as core. Core excludes certain gains, expenses and one - time items. See annual and quarterly non - GAAP reconcil iations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. (2) Core efficiency ratio is a non - GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest exp ense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendi x. Year Ended December 31, Year Ended December 31, Noninterest Expense / Average Assets (1) Well Managed Core Noninterest Expense ($mm) (1),(2) Efficiency Ratio (1),(2) Clear Guidance on 2019 Expense Outlook • 2H 2019 expenses ~ 1H 2019 expenses + 1% - 2% • Full year 2019 efficiency ratio between 47.5% - 48% $ 312 $ 301 $ 296 $ 304 $ 327 $ 331 $ 342 $ 359 $ 181 $ 185 46.7% 46.8% 46.4% 47.9% 50.2% 47.9% 47.0% 46.6% 47.7% 47.6% '11 '12 '13 '14 '15 '16 '17 '18 2Q18 2Q19 Core Noninterest Expense Efficiency Ratio CAGR: 2.0% Year Ended December 31, YTD YTD YTD YTD

Source: SNL Financial and the Federal Reserve website, as of 28 - Aug - 2019 (1) Deposit beta is defined as the change in deposit costs as a percentage of the change in Fed Funds over a particular period. D ep osit cost uses starting point (2Q04) to peak (3Q07); one quarter lag. (2) Includes First Hawaiian, Bank of Hawaii, American Savings, Central Pacific, Territorial Bancorp, Hawaii National. 2Q19 cost o f deposits based on public company reported information. 1Q19 excludes private companies and undisclosed public company information. (3) Includes all U.S. bank holding companies excluding Hawaii - based banks. 2Q19 cost of deposits based on public company reported i nformation. 2Q19 excludes private companies and undisclosed public company information. HAWAII BANKS HAVE A SIGNIFICANT DEPOSIT ADVANTAGE 17 Hawaii banks experience more favorable deposit behavior across all rate cycles; Hawaii banks experienced a deposit beta ( ¹ ) of ~34% vs. ~47% for broader U.S. banks during the last rising rate cycle 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q Hawaii Banks² U.S. Banks³ Fed Funds 37 bps Current Funding Advantage 3.25% 1.80% 0.83% 0.45% 5.25% 145bps Funding Advantage 2.40% 2016 2017 2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2019 2018

GAAP TO NON - GAAP RECONCILIATIONS We present net interest income, noninterest income, noninterest expense, efficiency ratio, net income, basic and diluted earn ing s per share and the related ratios described below, on an adjusted, or ‘‘core,’’ basis, each a non - GAAP financial measure. These core measures exclude from the corresponding GAAP measure the impact of certain items that we do not believe are representative of our financial results. We believe that the presentation of these non - GAAP financial measures helps identif y underlying trends in our business from period to period that could otherwise be distorted by the effect of certain expenses, gains and other items included in our operating results. We believe that these core measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. I nvestors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. Core net interest margin, core efficiency ratio, core return on average total assets and core return on average total stockho lde rs’ equity are non - GAAP financial measures. We compute our core net interest margin as the ratio of core net interest income to average earning assets. We compute our core efficien cy ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. We compute our core return on average total assets as the ratio of core ne t income to average total assets. We compute our core return on average total stockholders’ equity as the ratio of core net income to average total stockholders’ equity. Return on average tangible stockholders’ equity, core return on average tangible stockholders’ equity, return on average tang ibl e assets, core return on average tangible assets and average tangible stockholders’ equity to average tangible assets are non - GAAP financial measures. We compute our return on avera ge tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amoun ts related to the effect of goodwill from our average total stockholders’ equity. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to ave rage tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders ’ e quity. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) am oun ts related to the effect of goodwill from our average total assets. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets. We com pute our average tangible stockholders’ equity to average tangible assets as the ratio of average tangible stockholders’ equity to average tangible assets, each of which we ca lcu late by subtracting (and thereby effectively excluding) the value of our goodwill. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstand ing shares. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other fin anc ial institutions. Although these non - GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and sh oul d not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. The following tables provide a reconciliation of these non - GAAP financial measures with their most directly comparable GAAP meas ures. 18

GAAP TO NON-GAAP RECONCILIATION

First Hawaiian, Inc.

(dollars in thousands, except per share amounts)	For the Three Months Ended June 30, 2019	March 31, 2019	June 30, 2018	For the Six Months Ended June 30, 2019	2018
Income Statement Data:					
Net income	$ **72,433**	$ 69,924	$ 69,053	$ **142,357**	$ 137,011
Average total stockholders' equity	$ **2,610,565**	$ 2,540,600	$ 2,466,392	$ **2,575,775**	$ 2,483,252
Less: average goodwill	**995,492**	995,492	995,492	**995,492**	995,492
Average tangible stockholders' equity	$ **1,615,073**	$ 1,545,108	$ 1,470,900	$ **1,580,283**	$ 1,487,760
Average total assets	$ **20,390,273**	$ 20,494,837	$ 20,121,504	$ **20,442,266**	$ 20,263,820
Less: average goodwill	**995,492**	995,492	995,492	**995,492**	995,492
Average tangible assets	$ **19,394,781**	$ 19,499,345	$ 19,126,012	$ **19,446,774**	$ 19,268,328
Return on average total stockholders' equity[1]	**11.13 %**	11.16 %	11.23 %	**11.15 %**	11.13 %
Return on average tangible stockholders' equity (non-GAAP)[1]	**17.99 %**	18.35 %	18.83 %	**18.17 %**	18.57 %
Return on average total assets[1]	**1.42 %**	1.38 %	1.38 %	**1.40 %**	1.36 %
Return on average tangible assets (non-GAAP)[1]	**1.50 %**	1.45 %	1.45 %	**1.48 %**	1.43 %
Average stockholders' equity to average assets	**12.80 %**	12.40 %	12.26 %	**12.60 %**	12.25 %
Average tangible stockholders' equity to average tangible assets (non-GAAP)	**8.33 %**	7.92 %	7.69 %	**8.13 %**	7.72 %

[1] Annualized for the three and six months ended June 30, 2019 and 2018 and three months ended March 31, 2019.

	As of June 30, 2019	As of March 31, 2019	As of December 31, 2018	As of June 30, 2018
Balance Sheet Data:				
Total stockholders' equity	$ **2,659,441**	$ 2,613,202	$ 2,524,839	$ 2,459,175
Less: goodwill	**995,492**	995,492	995,492	995,492
Tangible stockholders' equity	$ **1,663,949**	$ 1,617,710	$ 1,529,347	$ 1,463,683
Total assets	$ **20,526,367**	$ 20,441,136	$ 20,695,678	$ 20,479,719
Less: goodwill	**995,492**	995,492	995,492	995,492
Tangible assets	$ **19,530,875**	$ 19,445,644	$ 19,700,186	$ 19,484,227
Shares outstanding	**133,508,212**	135,012,015	134,874,302	136,642,060
Total stockholders' equity to total assets	**12.96 %**	12.78 %	12.20 %	12.01 %
Tangible stockholders' equity to tangible assets (non-GAAP)	**8.52 %**	8.32 %	7.76 %	7.51 %
Book value per share	$ **19.92**	$ 19.36	$ 18.72	$ 18.00
Tangible book value per share (non-GAAP)	$ **12.46**	$ 11.98	$ 11.34	$ 10.71

19

GAAP TO NON-GAAP RECONCILIATION

First Hawaiian, Inc.

(dollars in thousands, except per share amounts)	For the Three Months Ended June 30, 2019	March 31, 2019	June 30, 2018	For the Six Months Ended June 30, 2019	2018
Net interest income	$ 145,613	$ 145,089	$ 141,403	$ 290,702	$ 281,075
Core net interest income (non-GAAP)	$ 145,613	$ 145,089	$ 141,403	$ 290,702	$ 281,075
Noninterest income	$ 48,773	$ 47,072	$ 49,797	$ 95,845	$ 98,497
(Gain) loss on sale of securities	(21)	2,613	—	2,592	—
Core noninterest income (non-GAAP)	$ 48,752	$ 49,685	$ 49,797	$ 98,437	$ 98,497
Noninterest expense	$ 93,290	$ 92,623	$ 91,865	$ 185,913	$ 182,452
One-time items(1)	(261)	(261)	(914)	(522)	(1,321)
Core noninterest expense (non-GAAP)	$ 93,029	$ 92,362	$ 90,951	$ 185,391	$ 181,131
Net income	$ 72,433	$ 69,924	$ 69,053	$ 142,357	$ 137,011
(Gain) loss on sale of securities	(21)	2,613	—	2,592	—
One-time noninterest expense items(1)	261	261	914	522	1,321
Tax adjustments(2)	(61)	(746)	(247)	(807)	(353)
Total core adjustments	179	2,128	667	2,307	968
Core net income (non-GAAP)	$ 72,612	$ 72,052	$ 69,720	$ 144,664	$ 137,979
Core basic earnings per share (non-GAAP)	$ 0.54	$ 0.53	$ 0.51	$ 1.07	$ 0.99
Core diluted earnings per share (non-GAAP)	$ 0.54	$ 0.53	$ 0.50	$ 1.07	$ 0.99
Core efficiency ratio (non-GAAP)	47.86 %	47.42 %	47.56 %	47.64 %	47.71 %
Basic earnings per share	$ 0.54	$ 0.52	$ 0.50	$ 1.06	$ 0.99
Diluted earnings per share	$ 0.54	$ 0.52	$ 0.50	$ 1.06	$ 0.99
Efficiency ratio	47.99 %	48.20 %	48.04 %	48.09 %	48.06 %

(1) One-time items included nonrecurring offering costs, public company transition related costs and the loss on our funding swap as a result of a decrease in the conversion rate of our Visa Class B restricted shares sold in 2016.
(2) Represents the adjustments to net income, tax effected at the Company's effective tax rate for the respective period.

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GAAP TO NON-GAAP RECONCILIATION - ANNUAL

First Hawaiian, Inc.

(Dollars in millions, except per share data)	As of and for the Twelve Months Ended December 31,							
	2018	2017	2016	2015	2014	2013	2012	2011
Net Income	$ 264.4	$ 183.7	$230.2	$213.8	$216.7	$214.5	$211.1	$199.7
Basic EPS	$1.93	$1.32	$1.65	$1.53	$1.55	$1.54	$1.68	$1.80
Diluted EPS	$1.93	$1.32	$1.65	$1.53	$1.55	$1.54	$1.68	$1.80
Average Total Stockholders' Equity	$ 2,457.8	$ 2,538.3	$2,568.2	$2,735.8	$2,698.4	$2,667.4	$2,664.2	$2,640.6
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Stockholders' Equity	**$ 1,462.3**	**$ 1,542.8**	**$1,572.7**	**$1,740.3**	**$1,702.9**	**$1,672.0**	**$1,668.7**	**$1,645.1**
Total Stockholders' Equity	2,524.8	2,532.6	2,476.5	2,736.9	2,675.0	2,651.1	2,654.2	2,677.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Stockholders' Equity	**$ 1,529.3**	**$ 1,537.1**	**$1,481.0**	**$1,741.4**	**$1,679.5**	**$1,655.6**	**$1,658.7**	**$1,681.9**
Average Total Assets	20,247.1	19,942.8	19,334.7	18,785.7	17,493.2	16,653.6	16,085.7	15,246.8
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Assets	**$ 19,251.6**	**$ 18,947.3**	**$18,339.2**	**$17,790.2**	**$16,497.7**	**$15,658.1**	**$15,090.2**	**$14,251.3**
Total Assets	20,695.7	20,549.5	19,661.8	19,352.7	18,133.7	17,118.8	16,646.7	15,839.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Assets	**$ 19,700.2**	**$ 19,554.0**	**$18,666.3**	**$18,357.2**	**$17,138.2**	**$16,123.3**	**$15,651.2**	**$14,843.9**
Return on Average Total Stockholders' Equity	10.76%	7.24%	8.96%	7.81%	8.03%	8.04%	7.92%	7.56%
Return on Average Tangible Stockholders' Equity (non-GAAP)	**18.08%**	**11.91%**	**14.64%**	**12.28%**	**12.72%**	**12.83%**	**12.65%**	**12.14%**
Return on Average Total Assets	1.31%	0.92%	1.19%	1.14%	1.24%	1.29%	1.31%	1.31%
Return on Average Tangible Assets (non-GAAP)	**1.37%**	**0.97%**	**1.26%**	**1.20%**	**1.31%**	**1.37%**	**1.40%**	**1.40%**

Note: Totals may not sum due to rounding.

21

GAAP TO NON-GAAP RECONCILIATION - ANNUAL

First Hawaiian, Inc.

(Dollars in millions, except per share data)	For the Fiscal Year Ended December 31,							
	2018	2017	2016	2015	2014	2013	2012	2011
Net Interest Income	$ 566.3	$ 528.8	$491.7	$461.3	$443.8	$439.0	$447.5	$470.0
Accounting Change (ASC 310 Adjustment)	–	–	–	–	–	(4.3)	–	–
Early Buyout on Lease	–	–	–	–	(3.1)	–	–	–
Early Loan Termination[2]	–	–	–	(4.8)	–	–	–	–
Core Net Interest Income (Non-GAAP)	**$ 566.3**	**$ 528.8**	**$491.7**	**$456.5**	**$440.7**	**$434.7**	**$447.5**	**$470.0**
Noninterest Income[1]	$ 179.0	$ 205.6	$226.0	$219.1	$216.0	$214.4	$219.1	$200.2
OTTI Losses on Available-For-Sale Securities	24.1	–	–	–	–	–	–	–
Gain on Sale of Securities	–	–	(4.6)	(7.7)	–	(0.2)	(16.7)	(1.7)
Gain on Sale of Stock (Visa/MasterCard)	–	–	(22.7)	(4.6)	(20.8)	(11.1)	–	–
Gain on Sale of Bank Properties	–	(6.9)	–	(3.4)	–	(0.4)	(6.4)	–
Other Adjustments[2,3]	–	–	–	(7.5)	–	–	–	(0.9)
Core Noninterest Income (Non-GAAP)	**$203.1**	**$198.7**	**$198.8**	**$195.9**	**$195.1**	**$202.7**	**$196.0**	**$197.6**
Noninterest Expense[1]	$ 365.0	$ 347.6	$337.3	$327.3	$304.4	$296.7	$301.9	$311.7
Loss on Litigation Settlement	(4.1)	–	–	–	–	–	–	–
Non-Recurring Items[4]	(2.3)	(5.5)	(6.2)	–	–	(0.7)	(0.7)	–
Core Noninterest Expense (Non-GAAP)	**$ 358.6**	**$ 342.1**	**$331.1**	**$327.3**	**$304.4**	**$296.0**	**$301.2**	**$311.7**
Net Income	$ 264.4	$ 183.7	$230.2	$213.8	$216.7	$214.5	$211.1	$199.7
OTTI Losses on Available-For-Sale Debt Securities	24.1	–	–	–	–	–	–	–
Accounting Change (ASC 310 Adjustment)	–	–	–	–	–	(4.3)	–	–
Early Buyout on Lease	–	–	–	–	(3.1)	–	–	–
Early Loan Termination	–	–	–	(4.8)	–	–	–	–
Gain on Sale of Securities	–	–	(4.6)	(7.7)	–	(0.2)	(16.7)	(1.7)
Gain on Sale of Stock (Visa/MasterCard)	–	–	(22.7)	(4.6)	(20.8)	(11.1)	–	–
Gain on Sale of Real Estate	–	(6.9)	–	(3.4)	–	(0.4)	(6.4)	–
Loss on Litigation Settlement	(4.1)	–	–	–	–	–	–	–
Other Adjustments[2,3]	–	–	–	(7.5)	–	–	–	(0.9)
Non-Recurring Items[4]	2.3	5.5	6.2	–	–	0.7	0.7	–
Tax reform Bill	–	47.6	–	–	–	–	–	–
Tax Adjustments[5]	(8.2)	0.6	8.0	10.6	8.9	5.8	8.1	1.0
Total Core Adjustments	22.3	46.7	(13.1)	(17.5)	(15.0)	(9.5)	(14.3)	(1.7)
Core Net Income (Non-GAAP)	**$ 286.7**	**$ 230.4**	**$217.1**	**$196.3**	**$201.6**	**$205.0**	**$196.7**	**$198.0**
Core Basic EPS (Non-GAAP)	**$ 2.09**	**$ 1.65**	**$1.56**	**$1.41**	**$1.45**	**$1.47**	**$1.57**	**$1.79**
Core Diluted EPS (Non-GAAP)	**$ 2.09**	**$ 1.65**	**$1.56**	**$1.41**	**$1.45**	**$1.47**	**$1.57**	**$1.79**

Note: Totals may not sum due to rounding.
(1) Noninterest income and expenses prior to 2017 have been revised from the amounts previously reported to reflect the reclassifications described in the footnote to Table 1 of the fourth quarter 2017 earnings release.
(2) Adjustments that are not material to our financial results have not been presented for certain periods.
(3) Other adjustments include a one-time MasterCard signing bonus and a recovery of an investment that was previously written down.
(4) Includes salaries and benefits stemming from the 2017 tax reform bill and non-recurring public company transition costs.
(5) Represents the adjustments to net income, tax effected at the Company's effective tax rate, exclusive of one-time tax reform bill expense, for the respective period.

22